BLACKROCK FUNDS II

BlackRock U.S. Government Bond Portfolio

(the “Fund”)

Supplement dated April 22, 2015

to the Summary Prospectus dated January 28, 2015

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The first sentence of the second paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase.

Shareholders should retain this Supplement for future reference

SPRO-USGB-0415SUP